EXHIBIT 10.2

FIFTH AMENDMENT TO CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (the “Fifth Amendment”) is made effective as of May 22, 2004, among PEMCO AVIATION GROUP, INC., a Delaware corporation, PEMCO AEROPLEX, INC., an Alabama corporation, PEMCO ENGINEERS, INC., a Delaware corporation, PEMCO WORLD AIR SERVICES, INC., a Delaware corporation, SPACE VECTOR CORPORATION, a Delaware corporation (collectively, the “Borrowers”), SOUTHTRUST BANK, an Alabama banking corporation, as Agent (the “Agent”), SOUTHTRUST BANK, an Alabama banking corporation, as a Lender, and COMPASS BANK, an Alabama banking corporation, as a Lender. Capitalized terms used herein but not defined shall have the meanings as set forth in the Credit Agreement, as amended (as hereinafter defined).

WHEREAS, pursuant to that certain Credit Agreement dated as of December 16, 2002, among Borrowers, Agent, and the other Lender Parties a party thereto (the “Credit Agreement”), Lenders made available, subject to the terms and conditions thereof, (i) the Revolving Loan of up to $20,000,000.00, (ii) the Swing Line Loan of up to $5,000,000.00, and (iii) the Term Loan of up to $5,000,000.00; and

WHEREAS, pursuant to that certain First Amendment to Credit Agreement dated as of May 22, 2003, among Borrowers, Agent, and the other Lender Parties a party thereto (the “First Amendment”), the Credit Agreement was amended in order to extend to Borrowers the Treasury Stock Loan in the amount of up to $5,000,000.00; and

WHEREAS, pursuant to that certain Second Amendment to Credit Agreement dated as of November 24, 2003, among Borrowers, Agent, and the other Lender Parties a party thereto (the “Second Amendment”), the Credit Agreement was amended in order to (i) temporarily increase the Swing Line Loan Commitment to up to $7,000,000.00, and (ii) temporarily increase the Revolving Loan Commitment to up to $22,000,000.00; and

WHEREAS, pursuant to that certain Third Amendment to Credit Agreement dated as of December 16, 2003, among Borrowers, Agent, and the other Lender Parties a party thereto (the “Third Amendment”), the Credit Agreement was amended in order to (i) increase the Swing Line Loan Commitment to up to $6,000,000.00, (ii) increase the Revolving Loan Commitment to up to $25,000,000.00, and (iii) extend the Revolving Loan Maturity Date from December 16, 2004 until December 16, 2005; and

WHEREAS, pursuant to that certain Fourth Amendment to Credit Agreement dated as of May     , 2004, among Borrowers, Agent, and the other Lender Parties a party thereto (the “Fourth Amendment”), the Credit Agreement was amended in order to (i) temporarily increase the Revolving Loan Commitment to up to $27,000,000.00, and (ii) increase the Letter of Credit Commitment to up to $1,500,000.00 (the Credit Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment, hereinafter referred to as the “Credit Agreement, as amended”); and

WHEREAS, Lender Parties and Borrowers have agreed to amend the Credit Agreement, as amended, in order to, among other things, extend the Treasury Stock Loan Advancement Termination Date from May 22, 2004 to May 22, 2005, as more specifically hereinafter provided.

NOW, THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree that the Credit Agreement, as amended, is hereby amended as follows:

1. The Credit Agreement, as amended, is hereby amended by deleting the definition of “Treasury Stock Loan Advancement Termination Date”, and by substituting the following new definition in lieu thereof:

“Treasury Stock Loan Advancement Termination Date” means the earlier of (i) May 22, 2005, or (ii) the date of the occurrence of a Default.

2. The Credit Agreement, as amended, is hereby amended by deleting Section 4A.1 in its entirety, and by substituting the following new Section 4A.1 in lieu thereof:

4A.1 General Terms. Subject to the terms hereof, the Treasury Stock Loan Lenders will lend Borrowers, from time to time until the Treasury Stock Loan Advancement Termination Date, such amounts which shall not exceed, in the aggregate principal amount at any one time outstanding, the Treasury Stock Loan Commitment. Each Treasury Stock Loan Lender severally agrees, on the terms and conditions hereinafter set forth, to make Treasury Stock Loan Advances to Borrowers from time to time on any Business Day during the period from the date of the Treasury Stock Notes until the Treasury Stock Loan Advancement Termination Date. Each Treasury Stock Loan Borrowing shall be in an aggregate amount of $100,000.00 or an integral multiple of $100,000.00 in excess thereof and shall consist of Treasury Stock Loan Advances made simultaneously by the Treasury Stock Loan Lenders Pro Rata.

3. The Credit Agreement, as amended, is hereby amended by deleting Section 4A.6 in its entirety, and by substituting the following new Section 4A.6 in lieu thereof:

4A.6 Use of Proceeds of Treasury Stock Loan. The proceeds of the Treasury Stock Loan shall be sued to purchase issued and outstanding Equity Interests of Borrowers from (i) any Person who is not or has never been an Affiliate of Borrower (or any predecessor of Borrower), and (ii) any other Person approved by Lender Parties in their discretion.

4. As a condition to the effectiveness of this Fifth Amendment (a) Borrowers shall have paid to Agent for the benefit of the Treasury Stock Loan Lenders a commitment fee in the amount of $50,000.00 and shall have reimbursed Lender Parties for all of Lender Parties’ fees and expenses, including, but not limited to, any and all filing fees, recording fees, and expenses and fees of Lender Parties’ legal counsel, incurred in connection with the preparation of this Fifth Amendment and any and all documents executed and delivered in connection herewith; (b) Agent shall have received an opinion of Borrowers’ counsel with respect to the due authorization, execution and delivery of this Fifth Amendment and the documents required to be executed and delivered hereunder, and the enforceability of the Loan Documents, as amended by this Fifth

Amendment, such opinion letter to be in form and substance acceptable to Agent; (c) Agent shall have received appropriate resolutions of Borrowers’ directors, in a form satisfactory to Agent, authorizing Borrowers to enter into this Fifth Amendment and any other documentation required by Agent in connection with this Fifth Amendment; (d) Agent shall have received a Bringdown and Incumbency Certificate of each Borrower, in a form satisfactory to Agent; (e) Borrowers shall have executed and delivered to Agent all further documents and performed all other acts which Agent reasonably deems necessary or appropriate to perfect or protect its security for the Loans; and (f) Borrowers shall have delivered to Agent such other documentation, if any, as may be requested by Agent to satisfy Agent that this Fifth Amendment, and all other documents and instruments executed by Borrowers in connection with this Fifth Amendment or in furtherance hereof have each been duly authorized, executed and delivered on behalf of Borrowers, and constitute valid and binding obligations of Borrowers.

5. Each Borrower represents and warrants to Lender Parties that all representations and warranties given by such Borrower in Article IX of the Credit Agreement, as amended, are true and correct as of the date of this Fifth Amendment, except to the extent affected by this Fifth Amendment. Each Borrower represents and warrants to Lender Parties that as of the date of this Fifth Amendment, such Borrower is in full compliance with all of the covenants of such Borrower contained in Article X of the Credit Agreement, as amended, except to the extent affected by this Fifth Amendment.

6. Except as heretofore or herein expressly modified, or as may otherwise be inconsistent with the terms of this Fifth Amendment (in which case the terms and conditions of this Fifth Amendment shall govern), all terms of the Credit Agreement, as amended, and all documents and instruments executed and delivered in furtherance thereof shall be and remain in full force and effect, and the same are hereby ratified and confirmed in all respects.

* * * * *

IN WITNESS WHEREOF, this Fifth Amendment has been duly executed as of the day and year first above written.

BORROWERS:

PEMCO AVIATION GROUP, INC.

By:	/s/ John R. Lee
Its:	Senior Vice President & Chief Financial Officer

PEMCO AEROPLEX, INC.

By:	/s/ John R. Lee
Its:	Chief Financial Officer

PEMCO ENGINEERS, INC.

By:	/s/ John R. Lee
Its:	Chief Financial Officer

PEMCO WORLD AIR SERVICES, INC.

By:	/s/ John R. Lee
Its:	Chief Financial Officer

SPACE VECTOR CORPORATION

By:	/s/ John R. Lee
Its:	Chief Financial Officer

AGENT:

SOUTHTRUST BANK, as Agent

By:	/s/ Austin Davis
Its:	Vice President

LENDERS:

SOUTHTRUST BANK

By:	/s/ Austin Davis
Its:	Vice President

COMPASS BANK

By:	/s/ Alex Morton
Its:	Vice President

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